UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 29, 2010

First PacTrust Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-49806	04-3639825
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

610 Bay Boulevard, Chula Vista, California		91910
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(619) 691-1519

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On November 29, 2010, First PacTrust Bancorp, Inc., the holding company for Pacific Trust Bank (the "Bank"), issued the press releases attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference announcing the hiring of Matthew Bonaccorso as Executive Vice President and Chief Credit Officer of the Bank, Gaylin Anderson as Executive Vice President and Chief Retail Officer of the Bank and Joseph Abraham as Senior Vice President and Director of Credit Services of the Bank.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are being provided herewith:

99.1 Press release dated November 29, 2010 announcing the hiring of Matthew Bonaccorso
99.2 Press release dated November 29, 2010 announcing the hiring of Gaylin Anderson
99.3 Press release dated November 29, 2010 announcing the hiring of Joseph Abraham

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First PacTrust Bancorp, Inc.

November 29, 2010	By:	/s/ James P. Sheehy

Name: James P. Sheehy
Title: Executive Vice President, Secretary and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 29, 2010 announcing the hiring of Matthew Bonaccorso
99.2	Press release dated November 29, 2010 announcing the hiring of Gaylin Anderson
99.3	Press release dated November 29, 2010 announcing the hiring of Joseph Abraham